Putnam
Tax-Free
Health Care
Fund


[GRAPHIC OMITTED: ARTWORK]



SEMIANNUAL REPORT
November 30, 1995

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

*"By concentrating on health-care municipal bonds in 25 key states, we seek to put our research capabilities to very efficient use, reviewing individual state policies, identifying key markets and targeting the strongest, best-managed facilities in each area."

Howard Manning, Manager, Putnam Tax-Free Health Care Fund

*"Munis offer unusually attractive yields right now because of unwarranted fears that a flat-rate income tax will end the tax advantage they have over taxable bonds."

 -- Kiplinger's Personal Finance Magazine, December 1995

     CONTENTS
 4   Report from Putnam Management
 8   Fund performance summary
11   Portfolio holdings
16   Financial statements

[GRAPHIC OMITTED: photo of George Putnam]

* Karsh, Ottawa

From the Chairman

Dear Shareholder:

Tax-exempt bond investors will long remember 1995 as a year of highs and lows in the market. The year began as the bond market was coming off one of its worst periods in recent memory. Just as things began to look brighter for tax-exempt bonds, talk in Washington about tax reform sparked a wave of uncertainty among investors.

By the time Putnam Tax-Free Health Care Fund entered its new fiscal year in June, investors had begun to regain their composure, realizing how remote enactment of any tax-reform legislation was likely to be during an election year. As the fund reached the fiscal year's midpoint on November 30, 1995, shareholders could look back on a period of impressive recovery.

Fund Manager Howard Manning expects the rally to be sustained into 1996 as the tax-exempt bond market continues to make up lost ground. He also believes that the current trend toward consolidation in the health-care sector will continue to benefit your fund, as ongoing mergers and acquisitions have helped boost the prices of a number of portfolio holdings. His report, which follows, provides more detail.
Respectfully yours,


/s/George Putnam
George Putnam
Chairman of the Trustees
January 17, 1996


Report from the Fund Manager
Howard Manning

After overcoming a brief stall in midsummer, the broad fixed-income market continued its impressive run throughout the six months ended November 30, l995. Increased investor confidence in the Federal Reserve Board's ability to thwart inflation and effectively manage economic growth over the long term fueled the gains of most fixed-income investments. Indeed, the rally had gained such momentum by period's end that the current yield on the benchmark 30-year Treasury bond seemed to be approaching the historically low level of 5.79% reached on October 15, l993.

On an absolute basis, municipal bonds participated in the rally's strength in a highly respectable fashion, and Putnam Tax-Free Health Care Fund prospered along with the market. For the first half of the fiscal year that ended November 30, l995, your fund generated a total return of 5.45% at net asset value and -0.25% at market price. Your fund generated total returns of 16.37% and 28.04% at net asset value for the one- and three-year periods ended November 30, 1995, respectively. Your fund's current dividend rate as of November 30, 1995 was 6.26% at net asset value. For investors in the highest 39.6% federal income tax bracket, this is the equivalent of a 10.36% taxable return. Investors in lower brackets would also have benefited, although not to the same extent.

*   THE MEDICARE QUESTION

During the past six months, the public debate over Medicare reform figured prominently in the management of the fund. We have evaluated each of the fund's holdings to determine what effect changes in Medicare spending might have. We feel confident that the bonds in which we have invested have the potential to continue to produce attractive returns even as Congress seeks to curb the growth of Medicare costs.

*   OUR TOP-DOWN APPROACH TO SECURITY SELECTION

Our strategy for selecting securities has not changed since the fund's inception; however, we are constantly seeking to refine it. We continue to take a top-down approach in managing the fund. We concentrate on health-care municipal bonds in 25 states. Because each state has a distinctive health-care environment, we review its individual policies and evaluate them in conjunction with federal health-care policy. We then focus on key markets within each state, before examining individual health-care facilities. Finally, we select bonds issued by those facilities we believe are the strongest and best managed.

At the end of the period, over 70% of the bonds we held in the portfolio were rated BBB or better by national rating services. Within this category, there is a wide range of prices and quality. We also invest in non-rated bonds when Putnam's own internal rating system deems them worthy for inclusion in the portfolio. We search for municipal bonds that offer the right balance of credit quality, yield, and relative price stability. We constantly reassess the financial strength of each security, working to ensure the continued high quality of the portfolio.

*   MERGERS AND ACQUISITIONS HELP BOOST RETURNS

For more than a year, the health-care sector has been dominated by hospital mergers and acquisitions. Because most of your fund's assets are concentrated in hospital bonds, your fund has benefited from this trend. For example, we have held Tulsa Oklahoma Regional Medical Center bonds in the portfolio since 1992. Recently the facility was acquired by Columbia/HCA, a large, for-profit health care company. After the acquisition, we sold the Tulsa Oklahoma Regional Medical Center bonds at a significant premium.

The merger between Cooley Dickinson Hospital in Massachusetts and Mary Hitchcock Hospital in New Hampshire was also advantageous for your fund. We purchased Cooley Dickinson bonds as unrated securities in l993. When the hospital merged with Mary Hitchcock in l995, its bonds were prerefunded, that is, Mary Hitchcock issued new bonds in order to pay off the older debt. Proceeds from the sale of the new bonds were invested in AAA-rated government securities, which will be used to pay the interest and principal on the bond issue. Prerefunded bonds immediately improve the credit quality of the securities, which in turn, may help increase their prices.

We increased the number of nursing home bonds in the portfolio, and at the end of the period, roughly 6.5% of the fund's net assets were invested in this sector. We found nursing home bonds attractive because they tend to be less affected by the ups and downs of the economic cycle. In addition, there is a shortage of nursing homes -- and consequently nursing home debt. The insufficient supply of nursing home bonds should have a positive effect on the value of the bonds we hold in the portfolio.

*   OUR OUTLOOK

Looking at the broader market, we believe that the attention to fiscal responsibility at both state and national levels on the part of government bodes well for the fundamental structure of the municipal market. Going forward, we will continue to carefully monitor market events as they unfold and attempt to position your fund to benefit from longer-term trends.

The debate over tax reform is likely to continue to influence tax-exempt bonds in fiscal 1996, and may at times cause pockets of instability. However, we believe investors have come to realize that a simplification of the existing system is more probable than a major overhaul.

[GRAPHIC OMITTED: horizontal bar chart TOP 5 STATE HOLDINGS (11/30/95)]
showing:
Michigan                14.5%
Pennsylvania            14.1%
Massachusetts           13.9%
Arizona                  8.6%
Texas                    8.2%

Footnote reads:
These holdings represent 59.3% of the fund's total net assets. Portfolio holdings will vary over time.



We expect the health-care sector to be influenced more by credit fundamentals than by interest rate movements. In selecting securities for the portfolio, we will continue to address changes in health-care delivery systems, as we believe the current trend toward consolidation in the health-care sector will result in fewer, but more competitive hospitals and fewer bond issues in the future. Demand for these securities should, consequently, increase over time and we will seek to position your fund to take advantage of it.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/95, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

Historical performance should always be considered in light of a fund's investment strategy. Putnam Tax-Free Health Care Fund is designed for investors seeking high current income free from federal income tax and consistent with preservation of capital through a portfolio of securities in the health care sector.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/95
                                NAV            Market price
-----------------------------------------------------------------------
6 months                        5.45%             -0.25%
-----------------------------------------------------------------------
1 year                         16.37               7.64
-----------------------------------------------------------------------
3 years                        28.04              15.74
Annual average                  8.59               4.99
-----------------------------------------------------------------------
Life of fund
(since 6/29/92)                34.48              11.50
Annual average                  9.05               3.23
-----------------------------------------------------------------------

COMPARATIVE RETURNS FOR PERIODS ENDED 11/30/95
                                Lehman Bros.
                                  Municipal    Consumer
                                 Bond Index   Price Index
-----------------------------------------------------------------------
6 months                           5.18%            0.92%
-----------------------------------------------------------------------
1 year                            18.90             2.61
-----------------------------------------------------------------------
3 years                           25.14             8.17
Annual average                     7.76             2.65
-----------------------------------------------------------------------
Life of fund
(since 6/29/92)                   29.49             9.56
Annual average                     7.85             2.71
-----------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns , net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TOTAL RETURN FOR PERIODS ENDED 12/31/95
(most recent calendar quarter)
                                    NAV               Market price
-----------------------------------------------------------------------
1 year                             14.12%               5.80%
-----------------------------------------------------------------------
3 years                            27.04               13.29
Annual average                      8.30                4.25
-----------------------------------------------------------------------
Life of fund
(since 6/29/92)                    34.85                9.34
Annual average                      8.89                2.58
-----------------------------------------------------------------------
Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 MONTHS ENDED 11/30/95
                                 NAV           Market price
-----------------------------------------------------------------------
Distributions (number)               6                6
-----------------------------------------------------------------------
Income                         $0.4782          $0.4782
-----------------------------------------------------------------------
Share value:
-----------------------------------------------------------------------
5/31/95                         $14.13          $13.375
-----------------------------------------------------------------------
11/30/95                         14.38           12.875
-----------------------------------------------------------------------
Current return:
-----------------------------------------------------------------------
End of period
-----------------------------------------------------------------------
Current dividend rate1            6.26%            6.99%
-----------------------------------------------------------------------
Taxable equivalent2              10.36            11.57
-----------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Assumes maximum federal tax rate of 39.6% . Results for investors subject to lower tax rates would not be as advantageous. Investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.


TERMS AND DEFINITIONS

Net asset value (NAV) is the value of the fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Portfolio of investments owned
November 30, 1995 (Unaudited)
                 Key to Abbreviations
                 AMBAC     -- AMBAC Indemnity Corporation
                 COP       -- Certificate of Participation
                 FGIC      -- Federal Guaranty Insurance Company
                 FSA       -- Financial Security Assurance
 .                FHA Insd  -- Federal Housing Administration Insured
                 IF        -- Inverse Floating
                 IFB       -- Inverse Floating Bonds
                 MBIA      -- Municipal Bond Investors Assurance Corporation
                 VRDN      -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (100.0%)*
PRINCIPAL AMOUNT                                                    RATINGS**               VALUE

Arizona (8.6%)
-------------------------------------------------------------------------------------------------
   4,000,000     Payson, Indl. Dev. Auth. Hosp. Rev. Bonds
                 (Payson Regl. Med. Ctr. Inc. Project), 7.7s, 10/1/23     B/P           3,565,000
                 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                 (Casa Grande Regl. Med. Ctr.)
   4,105,000     9s, 12/1/13                                             BB/P           4,263,125
   1,875,000     Ser. A, 8 1/8s, 12/1/22                                 BB/P           2,017,969
   6,455,000     Sierra Vista, Indl. Dev. Auth. Hosp. Rev. Bonds
                 (Sierra Vista Cmnty. Hosp. Project), 8 1/2s, 12/1/21   BBB/P           7,173,118
                                                                                      -----------
                                                                                       17,019,212

California (4.9%)
-------------------------------------------------------------------------------------------------
   2,130,000     CA Hlth. Fac. Fin. Auth. Rev. Bonds
                 (Summit Med. Ctr.), Ser. A, 7 1/2s, 5/1/09                Ba           2,191,238
   3,000,000     San Bernardino Cnty.  IF COP
                 (Medical Center Financing Project), MBIA,
                 8.66s, 8/1/28 (acquired 6/27/95 cost $3,237,720)++       AAA           3,453,750
   4,145,000     Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                  BBB           4,051,738
                                                                                      -----------
                                                                                        9,696,726

Connecticut (3.7%)
-------------------------------------------------------------------------------------------------
                 CT State Dev. Auth. 1st Mtge Rev. Bonds
   3,500,000     9 5/8s, 4/1/21                                          BB/P           3,906,875
   1,200,000     9 1/2s, 5/1/13                                          BB/P           1,332,000
   2,000,000     CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                 (Norwalk Healthcare Inc.), Ser. A, 8.7s, 7/1/22        BBB/P           2,167,500
                                                                                      -----------
                                                                                        7,406,375

Florida (6.4%)
-------------------------------------------------------------------------------------------------
                 Largo, Sun Coast Hlth. Syst. Rev. Bonds
   4,865,000     6.3s, 3/1/20                                             BBB           4,591,344
   1,500,000     6.2s, 3/1//13                                            BBB           1,426,875
   2,000,000     Miami, Hlth. Fac. Auth. Rev. Bonds
                 (Cedars Med. Ctr.), Ser. A, 8 3/8s, 10/1/17              AAA           2,192,500
   2,600,000     Orange Cnty., Hlth. Fac. Auth. IFB Ser. 91-C,
                 MBIA, 8.655s, 10/29/21                                   AAA           2,902,250
   1,380,000     Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
                 (JFK Med. Ctr. Inc. Project), 8 7/8s, 12/1/18            BBB           1,590,450
                                                                                      -----------
                                                                                       12,703,419

Illinois (2.0%)
-------------------------------------------------------------------------------------------------
   3,665,000     IL Dev. Fin. Auth. Rev. Bonds
                 (Cmnty. Rehab. Providers Fac.), 8 3/4s, 7/1/11         BBB/P           3,967,363


Kentucky (1.9%)
-------------------------------------------------------------------------------------------------
   2,000,000     Jefferson Cnty., Hosp. Rev. IFB
                 (Alliant Hlth. Syst. Project), MBIA, 8.644s, 10/23/14    AAA           2,262,500
   1,470,000     Muhlenberg Cnty., Hosp. Rev. Bonds
                 (Muhlenberg Cmnty. Hosp. Project), 9 1/2s, 8/1/10      BBB/P           1,593,113
                                                                                      -----------
                                                                                        3,855,613

Maryland (2.8%)
-------------------------------------------------------------------------------------------------
   2,880,000     Berlin, Hosp. Rev. Bonds
                 (Atlantic Gen. Hosp. Fac.), 8 3/8s, 6/1/22              BB/P           3,081,600
   2,765,000     Prince Georges Cnty., Hosp. Rev. Bonds
                 (Greater Southeast Healthcare Syst.), 6 3/8s, 1/1/23     Baa           2,592,188
                                                                                      -----------
                                                                                        5,673,788

Massachusetts (13.9%)
-------------------------------------------------------------------------------------------------
                 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
   2,880,000     (Cooley Dickinson Hospital), Issue A,

                 7 1/8s, 11/15/18                                         AAA           3,373,200
   3,300,000     (Mass. Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11      Baa           3,258,125
   2,320,000     (Morton Hosp. & Med. Ctr.), Ser. A, 8 3/4s, 7/1/11       Aaa           2,673,800
   2,175,000     (New England Hlth. Syst.), Ser. A, 6 1/8s, 8/1/13        Baa           1,960,219
                 (Norwood Hosp.)
   3,830,000     Ser. E, 8s, 7/1/12                                        Ba           3,858,725
     115,000     Ser. E, 8s, 7/1/05                                        Ba             116,294
   1,070,000     Ser. C, 7s, 7/1/14                                        Ba             940,263
   4,000,000     (Rehab. Hosp. Cape & Islands),
                 Ser. A, 7 7/8s, 8/15/24                                 BB/P           4,125,000
   2,225,000     (St. Joseph's Hosp.), Ser. C, 9 1/2s, 10/1/20            AAA           2,689,469
   3,300,000     (Waltham-Weston Hosp. Project),
                 Ser. B, 8 3/8s, 7/1/15                                   Baa           3,522,750
                 MA State Indl. Fin. Agcy. Rev. Bonds
   1,000,000     (Odd Fellows Home of MA), 9.6s, 1/1/15                  BB/P           1,086,250
                                                                                      -----------
                                                                                       27,604,095

Michigan (14.5%)
-------------------------------------------------------------------------------------------------
   5,500,000     Dickinson Cnty., Hosp. Rev Bonds
                 (Memorial Hosp. Syst.), 8 1/8s, 11/1/24                  Baa           6,043,125
                 MI State Hosp. Fin. Auth. Rev. Bonds
   1,785,000     (Detroit-Macomb Hosp. Corp.), Ser. A, 7.4s, 6/1/13        BB           1,760,452
                 (Garden City Hosp.)
   4,130,000     8 1/2s, 9/1/17                                           BBB           4,439,750
   2,370,000     Prerefunded, 8 1/2s, 9/1/17                              AAA           2,891,400
   3,500,000     (Genesys Hlth. Syst.), Ser. A, 7 1/2s, 10/1/27           Baa           3,692,500
   3,000,000     MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                 (Mercy Serv. for Aging Project), 9.4s, 5/1/20          BBB/P           3,360,000
   4,500,000     Pontiac Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23          Baa           4,016,250
   1,430,000     Tawas City, Hosp. Fin. Auth. Rev. Bonds
                 (St. Joseph's Hosp. Project), Ser. A, 8 1/2s, 3/15/12   BB/P           1,492,148
   1,000,000     Waterford Township, Econ. Dev. Corp.
                 Rev. Bonds, 8 3/8s, 7/1/23                              BB/P           1,051,250
                                                                                      -----------
                                                                                       28,746,875

Minnesota (1.2%)
-------------------------------------------------------------------------------------------------
   2,300,000     Rochester, Hlth. Care Fac. Rev. Bonds
                 (Olmsted Med. Group), 7 1/2s, 7/1/19                    BB/P           2,389,125

Missouri (2.6%)
-------------------------------------------------------------------------------------------------
   4,900,000     Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                 (Park Lane Med. Ctr. Project), 8 3/4s, 1/1/15          BBB/P           5,243,000

New Hampshire (1.1%)
-------------------------------------------------------------------------------------------------
   1,930,000     NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
                 (Alice Peck Day Memorial Hosp. Project),
                 9 3/8s, 11/1/20                                       BBB/P            2,108,525

New Jersey (3.5%)
-------------------------------------------------------------------------------------------------
   3,000,000     NJ Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds
                 (Ocean Nursing Pavilion), Ser. A, 7 3/8s, 12/1/25      BB/P            3,003,750
   3,600,000     NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                 (St. Elizabeth's Hosp.), Ser. B, 8 1/4s, 7/1/20         Baa            3,919,500
                                                                                      -----------
                                                                                        6,923,250

New Mexico (0.7%)
-------------------------------------------------------------------------------------------------
   1,320,000     Grant Cnty., Hosp. Fac. Rev. Bonds
                 (Gila Regl. Med. Ctr. Project), 10s, 2/1/12           BBB/P            1,392,217

Ohio (1.2%)
-------------------------------------------------------------------------------------------------
   2,081,690     Holland, Indl. Dev. Mtge. Rev. Bonds
                 (Spring Meadow Extended Care Project),
                 FHA Insd., 11s, 4/15/13                               BBB/P            2,292,460

Pennsylvania (14.1%)
-------------------------------------------------------------------------------------------------
                 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
   3,000,000     (Divine Providence Hosp.), Ser. B, 8 3/4s, 1/1/14       BBB            3,225,000
   1,000,000     (Divine Providence Hosp.), Ser. A, 8 3/4s, 1/1/14       AAA            1,130,000
   1,000,000     (Southside Hosp. Pittsburgh), Ser. A, 8 3/4s, 6/1/10    BBB            1,040,000
   3,355,000     College Township, Indl. Dev. Auth.  1st Mtge.
                 Hlth. Fac. Rev. Bonds (Nittany Valley Rehab.
                 Hosp. Project), 7 5/8s, 11/1/07                       BBB/P            3,539,525
   2,500,000     Langhorne Manor Boro Higher Edl. & Hlth. Auth.
                 Rev. Bonds (Lower-Bucks Hosp. Project),
                 7.35s, 7/1/22                                            Ba            2,421,875
   1,800,000     Lebanon Cnty., Good Samaritan Hosp. Auth.
                 Rev. Bonds, Ser. B, 8 1/4s, 11/1/18                     BBB            2,085,750
   4,000,000     Montgomery Cnty., Higher Edl. & Hlth. Auth.
                 Hosp. Rev. Bonds (UTD Hosp. Project),
                 Ser. B, 8 3/8s, 11/1/11                                  Ba            4,330,000
   2,950,000     Philadelphia Hosp. & Higher Edl. Fac. Auth.
                 Hosp. IFB, FGIC, 6.247s, 2/15/12                        AAA            2,861,500
                 Philadelphia Hosp. & Higher Edl. Fac. Auth.
                 Hosp. Rev. Bonds
   4,250,000     (Graduate Health Systems), Ser. A & B,
                 7 1/4s, 7/1/18                                          Baa            4,420,000
   2,760,000     York Cnty., Indl. Dev. Auth. lst Mtge. Hlth. Fac.
                 Rev. Bonds (Rehabilitation Hosp. of York Project),
                 7 1/2s, 9/1/07                                         BB/P            2,935,950
                                                                                      -----------
                                                                                       27,989,600

South Carolina (1.4%)
-------------------------------------------------------------------------------------------------
   3,000,000     Spartanburg Cnty., Hlth Svcs. Rev. Bonds, AMBAC,
                 5.3s, 4/15/20                                            AAA           2,895,000

Tennessee (1.7%)
-------------------------------------------------------------------------------------------------
   1,294,562     Meigs Cnty., Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                 (Meigs Cnty., Hlth. Ctr.), FHA Insd., 12s, 7/1/25        A/P           1,464,473
   1,700,000     Nashville & Davidson Cnty., Wtr. & Swr. IFB,
                 AMBAC, 7.973s, 1/1/22                                    AAA           1,819,000
                                                                                      -----------
                                                                                        3,283,473

Texas (8.2%)
-------------------------------------------------------------------------------------------------
   3,650,000     Amarillo, Hlth. Fac. Hosp. Corp. IFB
                 (High Plains Baptist Hosp.), FSA, 8.937s, 1/3/22          AAA          4,151,875
   5,000,000     Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                 (St. Luke's Lutheran Hosp. Project), 7.9s, 5/1/11         AAA          6,006,250
   1,060,000     Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                 (Nan Travis Memorial Hosp. Project), 10s, 5/15/13         B/P          1,148,775
   1,625,000     Montgomery Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                 (Woodlands Med. Ctr. Project), 8.85s, 8/15/14            BB/P          1,783,438
   2,000,000     North Central Hlth. Fac. Dev. Corp. IFB
                 (Baylor Hlth. Care Syst.), Ser. B, 7.65s, 5/15/08          AA          2,205,000
   1,415,000     Tarrant Cnty., Hlth. Facs. Dev. Corp. Hosp. Rev. Bonds
                 (Cmnty. Hlth. Care Foundation Inc. Project),
                 10 1/8s, 4/1/21                                           B/P          1,061,250
                                                                                      -----------
                                                                                       16,356,588

Virginia (0.7%)
-------------------------------------------------------------------------------------------------
   1,000,000     Fairfax Cnty., Indl. Dev. Auth. IFB
                 (Fairfax Hosp. Project), Ser. C, 9.327s, 8/29/23           AA          1,297,500

Washington (4.9%)
-------------------------------------------------------------------------------------------------
   2,250,000     Grant Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
                 (Samaritan Hosp.), 9 1/4s, 9/1/10                      BBB/P           2,508,750
   7,200,000     WA State Hlth. Care Facs. VRDN, 3.7s, 10/1/05          VMIG1           7,200,000
                                                                                      -----------
                                                                                        9,708,750
                                                                                      -----------
                 Total Investments (cost $189,582,310) ***                            198,552,954
-------------------------------------------------------------------------------------------------
NOTES
-------------------------------------------------------------------------------------------------
*   Percentages indicated are based on net assets of $198,521,324.

**  The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1995. Securities rated by
    Putnam are indicated by "/P" and are not publicly rated.

++  Restricted as to public resale.  At the date of acquisition these securities were valued at cost.  There were no outstanding securities of the same class as those held.  Total market value of restricted securities owned at November 30, 1995 was $3,453,750 or 1.7% of net assets.

*** The aggregate identified cost for federal income tax purposes is $189,582,310 resulting in gross unrealized appreciation and depreciation of $10,362.788 and $1,392,144 respectively, or net unrealized appreciation of $8,970,644.

    The rates shown on IFB's, which are securities paying variable interest rates that vary inversely to  changes in the market interest rates, and VRDNs are the current interest rates at November 30, 1995, which are subject to change based on the terms of the security.

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
November 30,1995 (Unaudited)
Assets
--------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $189,582,310) (Note 1)                             $198,552,954
--------------------------------------------------------------------------------
Cash                                                                      29,743
--------------------------------------------------------------------------------
Interest receivable                                                    3,964,908
--------------------------------------------------------------------------------
Receivable for securities sold                                           260,000
--------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                12,837
--------------------------------------------------------------------------------
Total assets                                                         202,820,442

Liabilities
--------------------------------------------------------------------------------
Distributions payable to shareholders                                  1,035,474
--------------------------------------------------------------------------------
Payable for securities purchased                                       2,839,890
--------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                             341,555
--------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                139
--------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                36,859
--------------------------------------------------------------------------------
Payable for administrative services (Note 2)                               1,425
--------------------------------------------------------------------------------
Other accrued expenses                                                    43,776
--------------------------------------------------------------------------------
Total liabilities                                                      4,299,118
--------------------------------------------------------------------------------
Net assets                                                          $198,521,324

Represented by
--------------------------------------------------------------------------------
Paid-in-capital (Note 1)                                            $191,840,225
--------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                              55,089
--------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions (Note 1)     (2,344,634)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                             8,970,644
--------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                          $198,521,324

Computation of net asset value and offering price
--------------------------------------------------------------------------------
Net asset value, offering price, and redemption price per share
($198,521,324 divided by 13,807,168 shares)                               $14.38
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended November 30,1995 (Unaudited)
Investment Income
-----------------------------------------------------------------------------------
Tax exempt interest income                                               $7,313,746
-----------------------------------------------------------------------------------
Expenses:
-----------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                            689,898
-----------------------------------------------------------------------------------
Investor Servicing and custodian fees (Note 2)                              121,781
-----------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                             6,098
-----------------------------------------------------------------------------------
Administrative services (Note 2)                                              4,266
-----------------------------------------------------------------------------------
Reports to shareholders                                                      37,814
-----------------------------------------------------------------------------------
Postage                                                                      23,617
-----------------------------------------------------------------------------------
Auditing                                                                     23,689
-----------------------------------------------------------------------------------
Legal                                                                         7,752
-----------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                4,174
-----------------------------------------------------------------------------------
Other expenses                                                               17,775
-----------------------------------------------------------------------------------
Total expenses                                                              936,864
-----------------------------------------------------------------------------------
Expense reduction (Note 2)                                                  (50,921)
-----------------------------------------------------------------------------------
Net expenses                                                                885,943
-----------------------------------------------------------------------------------
Net investment income                                                     6,427,803
-----------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                         (1,203,092)
-----------------------------------------------------------------------------------
Net unrealized appreciation on investments during the period (Note 1)     4,820,053
-----------------------------------------------------------------------------------
Net gain on investments                                                   3,616,961
-----------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    $10,044,764
-----------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets
                                                             Six months ended       Year ended
                                                                  November 30           May 31
                                                                        1995*             1995
----------------------------------------------------------------------------------------------
Increase/(decrease) in net assets
----------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------
Net investment income                                              $6,427,803      $13,205,208
----------------------------------------------------------------------------------------------
Net realized loss on investments                                   (1,203,092)      (1,130,388)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                          4,820,053        1,574,883
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               10,044,764       13,649,703
----------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------
   From net investment income                                      (6,602,161)     (13,986,810)
   From net realized gain on investments                                   --       (1,910,060)
----------------------------------------------------------------------------------------------
Total increase/(decrease) in net assets                             3,442,603       (2,247,167)
----------------------------------------------------------------------------------------------
Net assets
----------------------------------------------------------------------------------------------
Beginning of period                                               195,078,721      197,325,888
----------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $55,089 and $229,447 respectively)                     $198,521,324     $195,078,721
----------------------------------------------------------------------------------------------
Number of fund shares
----------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of period                  13,807,168       13,807,168
----------------------------------------------------------------------------------------------
 * (Unaudited)

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a share outstanding throughout the period)
                                                                                             For the period
                                                                                              June 29, 1992
                                                                                           (commencement of
                                          Six months ended                                   operations) to
                                               November 30              Year Ended May 31            May 31
                                                     1995+             1995           1994           1993
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $14.13            $14.29         $14.73       $  13.89*
----------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------
Net investment income                                  .47               .96            .98            .95(a)
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                         .26               .03           (.22)           .80
----------------------------------------------------------------------------------------------------------------
Total from investment operations                       .73               .99            .76           1.75
----------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------
From net investment income                           (0.48)            (1.01)         (1.01)          (.84)
----------------------------------------------------------------------------------------------------------------
From net realized gain on investments (note 1)          --              (.14)          (.19)          (.07)
----------------------------------------------------------------------------------------------------------------
Total distributions                                  (0.48)            (1.15)         (1.20)          (.91)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $14.38            $14.13         $14.29         $14.73
----------------------------------------------------------------------------------------------------------------
Market value, end of period                        $12.875           $13.375        $14.375        $14.625
----------------------------------------------------------------------------------------------------------------
Total investment return
at market value  (%) (b)                             (0.25)(c)          1.20           6.46           3.75(c)
----------------------------------------------------------------------------------------------------------------
Net assets, end of period  (in thousands)         $198,521          $195,079       $197,326       $203,408
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(d)         .48(c)            .90            .91            .49(a)(c)
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             3.30(c)           6.85           6.58           6.71(a)(c)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               54.04(c)          39.44          36.92          69.11(c)
----------------------------------------------------------------------------------------------------------------

+   Unaudited
*   Represents initial net asset of $13.95 less offering expenses of approximately $0.06.
(a) Reflects an absorption of expenses incurred by the Fund. As a result of this limitation, expenses for the period ended May 31, 1993 reflects a reduction of $0.05 per share.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Not annualized.
(d) The ratio of expenses to average net assets for the six months ended November 30, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (See Note 2).




Notes to financial statements
November 30, 1995 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc., (Putnam Management), the Fund's Manager, a wholly owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined following procedures approved by the Trustees and such valuations and procedures as reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

At November 30, 1995, the fund had a capital loss carryover of approximately $198,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover        Expiration
------------------------------------
$198,000             May 31, 2003

D) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

E) Amortization of bond premium and discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue bonds are accreted according to the effective yield method.

F) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $41,646. These expenses are being amortized on a straight-line basis over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $790 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the six months ended November 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1995, fund expenses were reduced by $50,921 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Note 3
Purchases and sales of securities

During the six months ended November 30, 1995, purchases and sales of investment securities other than short-term investments aggregated $63,206,251 and $70,604,755, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Selected quarterly data
(Unaudited)

                                                          Net realized           Net increase
                                                         and unrealized       (decrease) in net
                 Investment       Net investment          gain (loss)            assets from              Net assets at
                  income             income              on investments           operations              end of period
-----------------------------------------------------------------------------------------------------------------------------------
 Quarter                 Per                 Per                    Per                     Per                        Per
  Ended       Total     Share     Total     Share        Total     Share       Total       Share        Total         Share
-----------------------------------------------------------------------------------------------------------------------------------
 8/31/93   $3,906,776   $.29   $3,416,527   $.25    $  4,293,095    $.31   $  7,709,622    $.56     $207,629,192     $15.04
11/30/93    3,883,176    .27    3,414,063    .24       1,804,283     .14      5,216,346     .38      209,341,170      15.16
 2/28/94    3,833,864    .28    3,373,354    .25        (264,663)   (.02)     3,108,691     .23      206,407,850      14.95
 5/31/94    3,775,827    .27    3,339,676    .24      (8,917,744)   (.65)    (5,578,068)   (.41)     197,325,888      14.29
 8/31/94    3,771,355    .27    3,318,192    .24         254,825     .02      3,573,017     .26      197,401,016      14.30
11/30/94    3,763,452    .27    3,365,265    .24     (11,789,485)   (.85)    (8,424,220)   (.61)     185,480,993      13.43
 2/28/95    3,706,008    .27    3,293,266    .24       9,342,288     .68     12,635,554     .92      192,709,139      13.96
 5/31/95    3,698,558    .27    3,228,485    .24       2,636,867     .18      5,865,352     .42      195,078,721      14.13
 8/31/95    3,654,588    .26    3,198,370    .23        (810,783)   (.06)     2,387,587     .17      193,970,333      14.05
11/30/95    3,659,158    .27    3,229,433    .24       4,427.744     .32      7,657,177     .56      198,521,324      14.38


Fund information


INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary Coburn
Vice President

James E. Erickson
Vice President

Blake Anderson
Vice President

Howard Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Senior Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV or to request Putnam's quarterly Closed-End Fund Commentary.


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   The Putnam Funds
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   Boston Massachusetts, 02109


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